AMERICAN EQUITIES OVERSEAS, INC.
              Acting Through American Equities Overseas (UK), Ltd.
                               16 Old Bond Street
                             London, England W1X 3DB


                               December ---, 1997


Agritope, Inc.
8505 S.W. Creekside Place
Beaverton, Oregon  97008

Attention:     Adolph J. Ferro, Ph.D.
               Chairman, President and Chief Executive Officer

          Re:  Restated Placement Agent Agreement for
               Private Placement of Common and Preferred Stock
               -----------------------------------------------

Gentlemen:

          This will confirm the terms on which American Equities Overseas, Inc. acting through American Equities Overseas (UK) Ltd. ("American Equities"), will serve as placement agent in connection with a proposed offering of common stock, par value $.01 per share, together with associated preferred stock purchase rights (collectively, the "Common Stock") and Series A Preferred Stock, par value $.01 per share (the "Preferred Stock") (the Common Stock and the Preferred Stock are referred to herein, collectively, as the "Agritope Stock"), of Agritope, Inc., a Delaware corporation ("Agritope"). The Common Stock and Preferred Stock will be issued pursuant to Stock Purchase Agreements substantially in the applicable form you have provided to us (the "Stock Purchase Agreements"). Upon consummation of this Agreement, the letter agreement dated October 15, 1997 between American Equities Overseas, Inc. and Agritope, Inc., an Oregon corporation, will be void and of no further force or effect.

          American Equities will place with financial investors ("Financial Investors") a minimum of U.S. $9,000,000 of Common Stock and will use its best efforts to place up to a maximum of U.S. $10,000,000 of Common Stock (or such greater amount as Agritope may approve) with Financial Investors, at a price of U.S. $7 per share. In addition to the required minimum placement with Financial Investors, American Equities will use its best efforts to place up to 1,000,000 shares of Preferred Stock at a price of U.S. $7 per share with Vilmorin & Cie, which has a product development relationship with Agritope, or its designees ("Strategic Partners"). The Financial Investors, including American Equities, if it purchases shares in the offering of Common Stock,, and the Strategic Partners are referred to herein, collectively, as the "Regulation S Investors." All sales to

Agritop, Inc.
December --, 1997
Page 2


Regulation S Investors will be made substantially on the terms set forth in this letter and pursuant to the applicable Stock Purchase Agreements.

          All proceeds of the offering of Common Stock will be placed in an account with Republic New York Securities Corp. ("Republic"), which American Equities has opened for the benefit of Agritope (the "Proceeds Account"). If the purchase price paid for any Common Stock purchased by any Financial Investor other than American Equities is returned to such Financial Investor prior to the closing of the offering of Common Stock to Financial Investors (the "Common Stock Closing") and such return results in the balance of the Proceeds Account attributable to Financial Investors falling below U.S. $9,000,000, then American Equities will purchase additional shares of Common Stock to satisfy the required minimum placement.

          American Equities will purchase any shares it purchases hereunder pursuant to a Stock Purchase Agreement for Common Stock, which will be substantially the same as the Stock Purchase Agreements that the other Financial Investors sign, except that: (i) American Equities will not be required to hold the shares for investment, but will be permitted to resell the shares to other Financial Investors and the applicable provisions of the Stock Purchase Agreement for Common Stock will be revised accordingly; (ii) American Equities will have the right to assign its registration rights under Article 5 of the Stock Purchase Agreement for Common Stock to Financial Investors to whom it sells the Common Stock that American Equities has purchased; (iii) Section 7.3 of the Stock Purchase Agreement for Common Stock will be deleted; (iv) Section
10.3 of the Stock Purchase Agreement for Common Stock will be revised to reflect the payment by Agritope of certain American Equities' expenses, as specified below.

          If American Equities purchases any Common Stock from Agritope hereunder, American Equities may sell such shares to Financial Investors pursuant to a Stock Purchase Agreement for Common Stock that contains representations from each such investor establishing that the investor is a Regulation S Investor and that contains such other terms as shall be mutually agreeable to American Equities and Agritope. American Equities and Agritope agree to draft such resale agreement, if it is needed, prior to the Common Stock Closing Date (as defined below).

3

Compensation and Expenses
-------------------------

          American Equities will act as placement agent in connection with the proposed offering and in consideration therefor will receive a fee equal to 5 percent of the gross proceeds from the sale of Agritope Stock to the Regulation S Investors. In addition, Agritope will pay the out-of-pocket expenses incurred by American Equities in connection with the "road show" for this offering and will pay American Equities' reasonable attorney fees related to this offering.

          As consideration for American Equities' firm commitment to place a minimum of U.S. $9,000,000 of Common Stock with Financial Investors, Agritope agrees to issue at the Common Stock Closing: (i) to American Equities, a warrant to purchase 50,000 shares of Common Stock at a price of U.S. $7 per share, which will be exercisable for a period of three years from the date of the Common Stock Closing; and (ii) to American Equities or its designees, warrants on the foregoing terms to purchase an aggregate of 450,000 shares of Common Stock;
provided, however, that American Equities may not designate any person to receive warrants unless that person is not a U.S. person (as defined in Regulation S) and meets all other requirements applicable to Regulation S offerings. The warrants will be substantially in the form attached hereto as Exhibit A. American Equities has designated on Exhibit B the persons who will receive the warrants to be issued hereunder.

Regulation S
------------

          American Equities understands that the Agritope Stock is being offered outside the United States in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the "1933 Act"). This will confirm American Equities' agreement that all offers and sales of Agritope Stock and warrants in this offering and through the expiration of the restricted period specified in Regulation S shall be made only: (i) in accordance with the provisions of Rule 903 or Rule 904 of Regulation S; (ii) pursuant to registration of the Agritope Stock and warrants under the 1933 Act; or (iii) pursuant to an available exemption from the registration requirements of the 1933 Act. It is American Equities' understanding that the restricted period will begin to run no earlier than the Common Stock Closing Date.

          American Equities agrees that under Rule 903 of Regulation S: Agritope Stock may be offered and sold only in offshore transactions, as defined in Regulation S; no directed selling efforts, as defined in Regulation S, may be made in the

4


United States; prior to the expiration of the restricted period specified in Regulation S, Agritope Stock may not be offered or sold to or for the account or benefit of a U.S. person, as defined in Regulation S; each Agritope Stock purchaser must certify that it is not a U.S. person and is not acquiring the Agritope Stock for the account or benefit of a U.S. person; each Agritope Stock purchaser must agree to resell the Agritope Stock only in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; certificates representing the Agritope Stock must contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S; and, if Agritope Stock is sold to a distributor, dealer, or person receiving compensation for selling the Agritope Stock, a confirmation must be sent to the purchaser stating that the purchaser is subject to the foregoing restrictions and others stated in Regulation S.

          This will also confirm that no Agritope Stock will be sold to a distributor, dealer, or person receiving compensation for selling the Agritope Stock, other than American Equities. American Equities confirms and agrees that, if it is a Common Stock purchaser, it will be subject to the restrictions contained in the preceding two paragraphs and others contained in Regulation S in connection with any offer or sale by it of any Common Stock it has purchased.

United Kingdom Legal Matters
----------------------------

          American Equities represents and agrees that:

          1. It has not offered or sold and will not offer to sell in the United Kingdom, by means of any document, any Agritope Stock other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995.

          2. It has complied and will comply with all applicable provisions of the Financial Services Act 1986 ("FSA") with respect to anything done by it in relation to the Agritope Stock in, from or otherwise involving the United Kingdom.

          3. It has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Agritope Stock

5


if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          4.  American  Equities  Overseas  (UK) Ltd.  is an  authorized  person
("Authorized Person") under the FSA and is not an overseas person ("Overseas Person") under the FSA, but is a person of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996. American Equities Overseas Inc. is not an Authorized Person, but is an Overseas Person.

French Legal Matters
--------------------

          American Equities hereby represents and warrants that it has not offered or sold, and will not offer or sell, to any person in France, by means of any document, oral presentation or other medium, any Agritope Stock otherwise than (i) in strict compliance with the following laws and regulations of the French Republic, namely Article 72 of Law No. 66-537 of 24 July 1966, Law No. 72-6 of 3 January 1972, Regulations No. 88-04 and 92-02 of the Commission des Operations de Bourse and Decree No. 89-938 of 29 December 1989 (collectively, the "Regulations"), and (ii) in circumstances which do not constitute an offer to the public ("appel public a l'epargne") or financial canvassing ("demarchage financier") within the meaning of the Regulations.

Other Countries
---------------

          American Equities hereby represents and warrants that it has not offered or sold, and will not offer or sell, Agritope Stock to any person in any other country other than in compliance with applicable law regulating the offer or sale of securities.

Indemnification
---------------

          American Equities will indemnify Agritope against all losses, liabilities, costs, or demands which it may incur or which may be made against it in relation to any breach or alleged breach of the obligations of American Equities described above.

Purchase Price Disbursement; Stock Certificates
-----------------------------------------------

          American Equities agrees to deposit in the Proceeds Account the purchase price of all shares of Common Stock purchased by the Financial Investors. American Equities will obtain from Republic a letter stating that Republic will permit

6

withdrawals from the Proceeds Account only upon joint written instructions of Agritope and American Equities.

          Subject to the last sentence in this paragraph, on or before the Common Stock Closing, Agritope will deliver to American Equities a single omnibus stock certificate for the Common Stock issued in the name of Republic New York Securities Corporation f/b/o Non-U.S. Investors representing all shares sold by Agritope in the offering of Common Stock. Following the expiration of the restricted period specified in Regulation S, Agritope will replace the omnibus certificate with separate certificates representing each purchaser's shares, which American Equities will then deliver to the applicable purchaser of Common Stock. Notwithstanding the foregoing, at American Equities' request, Agritope will issue separate stock certificates for the shares of Common Stock purchased by specified purchasers and deliver such certificates as directed by American Equities at the Common Stock Closing, for delivery to such purchasers after the Common Stock Closing.

          At the Common Stock Closing, American Equities and Agritope will notify Republic to distribute the entire balance of the Proceeds Account as follows: (i) to American Equities, the American Equities' fee stated above and all interest paid on the Proceeds Account (with American Equities to disburse the interest to the appropriate Financial Investors); and (ii) to Agritope, the remaining balance of the Proceeds Account. American Equities understands that Agritope will specify the date of the Common Stock Closing (the "Common Stock Closing Date") by notice to American Equities and Republic.

          If the Common Stock Closing does not occur by February 28, 1998, Agritope and American Equities will instruct Republic to distribute the entire balance of the Proceeds Account to the appropriate subscribers, together with interest. If American Equities receives a request from a purchaser prior to the Common Stock Closing for the return of all or part of the purchase price, American Equities will promptly notify Agritope. Any determination to disburse the purchase price from the Proceeds Account will be made jointly by Agritope and American Equities.

          The closing of the sale of Preferred Stock to the Strategic Partners (the "Preferred Stock Closing") will be separate from the Common Stock Closing. The Preferred Stock Closing will not involve Republic.

          American Equities' obligations and duties in connection with this Agreement are confined to those specifically enumerated in this Agreement. American Equities shall not be in any manner

7

liable or responsible for the sufficiency, correctness, genuineness or validity of any instruments deposited with or notices provided to American Equities. American Equities shall not be liable for any loss that may occur by reason of forgeries or false representations by others, due to the exercise of American Equities' discretion, or for any other reason except American Equities' gross negligence or willful misconduct. If American Equities at any time has any doubt as to its duties hereunder, it may refrain from any action pending receipt of an order from a court of competent jurisdiction directing American Equities to act.

          If American Equities renders any requested service not provided for in this Agreement with respect to holding or disbursing the Agritope Stock purchase price, if any controversy arises under this Agreement, or if American Equities is made a party to or intervenes in any litigation pertaining to this Agreement, American Equities shall be reasonably compensated for the additional services and reimbursed for all costs and expenses arising from such controversy or litigation.

          Please  confirm  our   understanding  and  agreement  by  signing  and
returning the enclosed copy of this letter.

                                       Very truly yours,


                                       AMERICAN EQUITIES OVERSEAS, INC.



                                       By-----------------------------

                                       Title--------------------------

Acknowledged and agreed.

AGRITOPE, INC.,




By------------------------------
   Adolph J. Ferro, Ph.D.
   Chairman, President and Chief
   Executive Officer